Exhibit 99.1

Actelis Continues to Expand International Footprint with Over $300,000 New
Order for Italian National Transportation Infrastructure Project

Actelis secures a $300,000 order for hybrid-fiber networking to support a critical transportation infrastructure project, continuing its expansion in international markets and highlighting the importance of its cost-effective, scalable, and secure technology.

FREMONT, Calif., June 27, 2024 — Actelis Networks, Inc. (NASDAQ:ASNS) (“Actelis” or the “Company”), a market leader in cyber-hardened, rapid deployment networking solutions for IoT applications, today announced that it has received an order of over $300,000 from its new channel partner in Italy to support a critical national transportation infrastructure project. This announcement comes on the backdrop of Actelis’ continued success in the transportation sector, including the deployment of its solutions for National Highways in the UK, the Washington D.C. Department of Transportation and more, alongside an onslaught of achievements announced in recent weeks including new orders received from three military bases and airports across the globe.

Camera, sensors and other IoT systems are essential for traffic monitoring, surveillance, and law enforcement, requiring secure, high-speed connectivity to transmit large amounts of real-time data to traffic operations centers. Actelis’ solution enables this connectivity over long distances, ensuring each camera is seamlessly integrated into the network.

A key advantage of Actelis’ technology is its ability to deliver gigabit speeds over any wireline medium, eliminating the need for expensive and time-consuming engineering and construction projects. By leveraging existing infrastructure, Actelis maximizes the use of installed fiber while enhancing the performance of existing copper to fiber-grade levels. This hybrid-fiber solution is immediately deployable and scalable, offering substantial cost savings. In addition to enabling the immediate, long reach connectivity that transportation departments need, Actelis’ solution helps protect the network with its cyber-hardened solution featuring end-to-end encryption, among other protection features. Camera systems can be susceptible to attacks, and Actelis helps minimize threats with highly secure data transmission between each camera and the traffic operations center.

“Camera, sensor, and other IoT system deployments, especially for transportation, are an ideal application for our solution,” said Tuvia Barlev, Chairman and CEO of Actelis. “While running fiber along every inch of a roadway system may be prohibitively expensive, our solution delivers fiber-grade connectivity at a fraction of the cost, utilizing existing wiring. This project exemplifies how Actelis is transforming the infrastructure landscape by providing cost-effective, rapid deployment solutions that address the critical need for secure, high-speed connectivity. As we expand our presence in international markets, our innovative approach continues to unlock value and drive growth for our partners and customers.”

Actelis’ partner in this project, a leading provider of customized communications systems in Italy, serves prominent brands across various sectors, including transportation, airports, utilities, and government networks. They selected Actelis’ cyber and temperature-hardened MetaLIGHT 684Dx (ML684Dx) networking devices for this deployment. The ML684Dx is specifically designed for hybrid networks of fiber and copper and features optional Power over Ethernet and 256-bit MACsec encryption, making it the perfect product for transportation deployments.

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About Actelis Networks, Inc.

Actelis Networks, Inc. (NASDAQ: ASNS) is a market leader in cyber-hardened, rapid-deployment networking solutions for wide-area IoT applications including federal, state and local government, ITS, military, utility, rail, telecom and campus applications. Actelis’ unique portfolio of hybrid fiber-copper, environmentally hardened aggregation switches, high density Ethernet devices, advanced management software and cyber-protection capabilities, unlocks the hidden value of essential networks, delivering safer connectivity for rapid, cost-effective deployment. For more information, please visit www.actelis.com.

Forward-looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results to differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

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Media Contact:

Sean Renn

Global VP Marketing & Communications

srenn@actelis.com

Investor Relations Contact:

Kirin Smith

PCG Advisory, Inc.

Ksmith@pcgadvisory.com